                                                                    EXHIBIT 23.3

                        CONSENT OF INDEPENDENT AUDITORS

    We consent to the reference to our firm under the caption "Experts" and to the use of our report dated September 5, 1996, in the Registration Statement
(Form S-1 No. 333-     ) and the related Prospectus of Panavision Inc. for the
registration of its shares of its common stock.

                                          ERNST & YOUNG
                                          Chartered Accountants

London, United Kingdom
September 18, 1996